Lakeland Financial Corporation A Proven History of Shareholder Value Creation And Commitment to Our Communities 2nd Quarter 2023 LKFN L I S T E D

2 David M. Findlay Chief Executive Officer david.findlay@lakecitybank.com (574) 267‐9197 Kristin L. Pruitt President kristin.pruitt@lakecitybank.com (574) 371‐9220 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267‐9125

3 Forward‐Looking Information This presentation contains, and future oral and written statements of the Company and its management may  contain, forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of  1995. Forward‐looking statements are not historical facts and are generally identifiable by the use of words  such as “believe,” “expect,” “anticipate,” “continue,” “plan,” “intend,” “estimate,” “may,” “will,” “would,”  “could,” “should,” or other similar expressions. All statements in this presentation, including forward‐looking  statements, speak only as of today’s date, and the Company undertakes no obligation to update any  statement in light of new information or future events. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently  uncertain and, accordingly, you are cautioned not to place undue reliance on any forward‐looking statement.  Actual results could differ materially from those addressed in the forward‐looking statements as a result of  numerous factors, including, without limitation: (i) the effects of future economic, business and market  conditions and changes, including the effects of governmental monetary and fiscal policies, (ii) the risks of  changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and  liquidity of loan collateral, securities and other interest sensitive assets and liabilities, (iii) changes in  borrowers’ credit risks and payment behaviors, (iv) the timing and scope of any legislative and regulatory  changes, including changes in tax and banking laws and regulations and their application by the Company’s  regulators, (v) the failure of assumptions and estimates used in the Company’s reviews of its loan portfolio,  underlying the establishment of reserves for possible credit losses, the Company’s analysis of its capital  position and other estimates; and (vi) the risks noted in the Company’s Annual Report on Form 10‐K for the  year ended December 31, 2022, as well as other risks and uncertainties set forth from time to time in the  Company’s other filings with the Securities and Exchange Commission.

4 Long Term Success for Shareholders LTM ROE >13% 11 Institutions Source: S&P Capital IQ Pro. Financial data is as of March 31, 2023. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 7/10/23; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2013 through December 31, 2022). Net income before extraordinary items is defined by S&P Capital IQ Pro as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Capital IQ Pro. (3) Defined as consecutive increases in pre-tax, pre-provision earnings (excludes nonrecurring revenues and expenses, one-time goodwill impairment charges) for each of the years ending December 31, 2013, 2014, 2015, 2016, 2017, 2018, 2019, 2020, 2021 and 2022.

$2 9. 88 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 20 23 Tangible Book Value(1) Per  Share 5 Strong Capital Structure Tangible Common  Equity 91.7% Allowance for Credit Losses 8.3% Key Ratios and Per Share Data as of  June 30, 2023 9.04%TCE/Tangible Assets 11.37%Adj. TCE/Adj. Tangible Assets 14.94%Total Risk‐Based 11.54%Leverage $23.12Book Value $22.97Tangible Book Value $29.88Adj. Tangible Book Value Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common  Share are Non‐GAAP financial measures. See “Reconciliation of Non‐GAAP Financial  Measures” in the Second Quarter 2023 Earnings Press Release and Form 8‐K. (1)compounded annual growth rate computed from 1991‐2022 *TBV adjusted to exclude the market value impact of AFS investment  securities for TCE and Tangible Assets * $2 2. 97

6 Lake City Bank Today •A long‐term and consistent organic growth story •Headquartered in Warsaw, Indiana • 53 branch offices ‐ $6.5 billion banking assets ‐ $3.0  billion trust, retirement and investment brokerage  assets • Focused on execution – “blocking and tackling” • Continued growth potential

7 32 Years of Organic Growth Record Net Income for 32 of 34 Years $2 ,7 07 $1 03 ,8 17 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 Net Income (000’s) Compound Annual Growth 1991 – 2022 • Loans = 11% • Deposits = 10% • Net Income = 12% • Earnings Per Share = 12%

8 Established Market Presence Organic Growth Potential in Mature and Expanding Markets

9 Strong Regional and Statewide Economy Unemployment Rate In The Lake City Bank Footprint Is Consistent With The National Average U ne m pl oy m en t Source: United States Bureau of Labor Statistics.  Lake City Bank footprint is defined  as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange,  Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana 8. 8% 8. 0% 7. 7% 5. 7% 4. 6% 3. 9% 3. 0% 3. 0% 2. 8% 11 .4% 3. 9% 2. 4% 3. 4% 8. 7% 8. 0% 7. 8% 5. 9% 4. 9% 4. 2% 3. 2% 3. 2% 3. 0% 11 .9% 4. 0% 2. 8% 3. 5% 8. 7% 7. 9% 7. 3% 6. 1% 5. 3% 4. 5% 4. 1% 3. 6% 3. 4% 13 .0% 5. 8% 3. 4% 3. 4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2011 May 2012 May 2013 May 2014 May 2015 May 2016 May 2017 May 2018 May 2019 May 2020 May 2021 May 2022 May 2023 May Consolidated LCB Footprint Indiana United States

10 Lake City Bank Balance Sheet Dynamics 1. Capital Strength 2. Diversified Deposit Composition 3. Liquidity Availability 4. Investment Securities Portfolio 5. Asset Liability Management

11 Capital Strength Our Above Peer Long‐Term Profitability has Contributed to our Strong Capital Foundation • Lake City Bank has significantly higher levels of capital  than the minimum required by the regulators for “Well‐ Capitalized” status • A strong capital foundation has been maintained for a  long period of time due to strong profitability and a  conservative balance sheet management culture • Tangible Common Equity above peer bank levels and  with capacity to absorb unrealized losses from the  investment securities portfolio

12 Fortress Balance Sheet in Excess of Regulatory Capital Requirements LKFN Performance Exceeds Minimums Required to be “Well‐Capitalized” 13.3% 14.9% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% Q4'10 Q4'11 Q4'12 Q4'13 Q4'14 Q4'15 Q4'16 Q4'17 Q4'18 Q4'19 Q4'20 Q4'21 Q4'22 Risk‐Based Capital Ratio Proxy Peer Average RBC Q1’23    14.6%    Well Capitalized Threshold 10.0% for Consolidated Risk‐Based Capital

13 Lake City Bank Capital Adequacy Capital Strength Continues in June 2023 Non‐GAAP Adjusted  Capital  Ratios with  AOCI and  HTM  Losses Non‐GAAP Excess  Capital  after AOCI  and HTM Non‐GAAP AOCI and  HTM  Losses‐ after tax Capital Cushion (in 000’s) Well‐ Capitalized  Threshold June 30,  2023 Actual Regulatory Ratio  Description * 8.41%$225,418$(188,579)$413,9985.00%11.27%Tier 1 Leverage Ratio 9.96%$193,105$(188,579)$381,6856.50%13.34%Common Tier 1 (CET) 9.96%$109,413$(188,579)$297,9928.00%13.34%Tier 1 Risk Based  Capital 11.21%$67,684$(188,579)$256,26410.00%14.59%Tier 2 Risk Based  Capital * Regulatory Ratios are preliminary pending the finalization of regulatory filings

14 Stable Deposit Base • Deposit activity reflects customary fluctuations for this time of year • Daily monitoring of liquidity position, large depositor fluctuation  report, uninsured deposit balances, and significant daily balance  fluctuations • Depositors greater than $10 million totaled $1.79 billion at March 6,  2023, and $1.80 billion on July 17, 2023, an increase of $16 million,  or 0.30% of total deposits since December 31, 2022  • Uninsured deposits not covered by FDIC deposit insurance, or the  Indiana Public Deposit Insurance Fund (PDIF), were 28% of total  deposits at June 30, 2023 • Daily fluctuation reports show some nominal retail runoff to the  brokerage firms and largest banks • Deposit rate increases have attracted new depositors

15 Deposit Composition Provides Diversification Deposit Mix Shift From Noninterest Bearing to Interest Bearing Impacts 2023 Total Retail $1,821,607 34% Total Public  Fund $1,450,527 27% Total  Commercial $2,082,564 38% Brokered  Deposits $68,361 1% Total Retail $1,934,787 36% Total Public  Fund $1,429,872 26% Total  Commercial $2,085,934 38% Brokered  Deposits $10,027 0% June 30, 2023 Total Deposits ‐ $5.4 billion DDA $1,438,030 DDA % of Total Deposits – 27% (000’s) December 31, 2022 Total Deposits ‐ $5.5 billion DDA‐ $1,736,761 DDA % of Total Deposits – 32% (000’s)

16 Diversified Deposit Base Deposits Are Not Concentrated to Any Industry or Client • Deposit composition has remained stable with  commercial deposits increasing as a percent of total  deposits • Lake City Bank had 119,359 deposit accounts at June  30, 2023. 116,740, or 98%, of those accounts are less  than $250,000 • 2,619 deposit accounts, or 2%, are greater than  $250,000 • Public Funds in Indiana are covered by the Public  Deposit Insurance Fund (PDIF). Collateral is not pledged  to public funds.

17 Checking Accounting Trends by Deposit Sector Commercial Accounts Grow by Double Digits since December 2019 $1 ,1 05 ,2 67 $1 ,8 84 ,1 66 $1 ,9 52 ,6 62 $6 58 ,4 51 $1 ,0 90 ,0 22 $9 39 ,0 89 $8 34 ,9 53 $1 ,4 18 ,8 40 $1 ,2 89 ,4 09 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 Dec 2019 Jun 2022 Jun 2023 Commercial Retail Public Funds Ch ec ki ng  A cc ou nt  B al an ce s Checking Account Average Balances  by Deposit Type Public  FundsRetailCommercial (000) $6,199$15$1306/30/23 $6,789$18$1296/30/22 $4,073$12$8612/31/19 Number of Checking Accounts  by Deposit Type Public  FundsRetailCommercial 20860,93715,0706/30/23 20960,14714,6336/30/22 20556,17712,92112/31/19 Pre‐ Pandemic (000) Note: Checking account balances include demand deposits and interest‐bearing checking  products and exclude goal accounts

18 Pre‐Pandemic Deposit Comparison Deposit Composition Has Remained Stable in 2022 versus 2019 Total Retail $1,934,787 36% Total Public  Fund $1,429,872 26% Total  Commercial $2,085,934 38% Brokered  Deposits $10,027 0% Total Retail $1,617,133 39% Total Public  Fund $1,127,111 27% Total  Commercial $1,276,047 31% Brokered  Deposits $113,528 3% December 31, 2022 Total Deposits ‐ $5.5 billion DDA‐ $1,736,761 DDA % of Total Deposits – 32% December 31, 2019 Total Deposits ‐ $4.1 billion DDA‐ $983,307 DDA % of Total Deposits – 24% (000’s) (000’s)

19 Lake City Bank Uninsured Deposits  Uninsured Deposits Excluding Public Funds are 28% De po sit s U ni ns ur ed  d ep os its  %  o f   De po sit s (000) $1 ,1 35 $1 ,3 34 $1 ,6 25 $1 ,9 96 $1 ,9 91 $2 ,0 17 $2 ,0 68 $2 ,7 40 $3 ,2 58 $3 ,0 69 $2 ,9 76 $2 ,9 64 $2 ,9 55 $2 ,9 72 $3 ,1 86 $3 ,1 44 $3 ,1 10 $3 ,1 41 $3 ,1 41 $3 ,1 41 $3 ,1 46 $3 ,1 45 $3 ,1 65 $3 ,1 66 $3 ,1 25 $3 ,1 22 $3 ,0 96 $3 ,1 48 $3 ,1 20 $3 ,1 04 $3 ,1 08 $3 ,1 43 $3 ,0 76 $3 ,0 66 $2 ,9 57 $2 ,9 15 56% 54% 55% 54% 30% 30% 27% 28% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 Ja n  20 23 Fe b  20 23 M ar  2 02 3 Ap r 2 02 3 M ay  2 02 3 6/ 1 6/ 2 6/ 5 6/ 6 6/ 7 6/ 8 6/ 9 6/ 12 6/ 13 6/ 14 6/ 15 6/ 16 6/ 20 6/ 21 6/ 22 6/ 23 6/ 26 6/ 27 6/ 28 6/ 29 6/ 30 Total Deposits Uninsured Deposits Uninsured Deposits % of Total Deposits Uninsured Deposits > $250,000 excluding Public Funds

20 Liquidity Overview • Available liquidity is stable and at $2.9 billion • Sources of liquidity are varied and represent  wholesale funding and brokered deposits • Brokered deposits represent 1% of total  deposits • Noncore funding represented 8% of total  deposits and purchased funds as of June 30,  2023 vs. 5% at December 31, 2022

Additional  Loan Collateral  Available for  PledgeUnused/ AvailableUsed Liquidity  Availability(000) Secured/Committed Borrowings: $             ‐‐$               153,723$          400,000$            553,723Federal Home Loan Bank‐Indianapolis(1) 425,2071,110,463‐‐1,110,463Federal Reserve Bank Discount Window ‐‐156,940‐‐156,940FRB Bank Term Funding Program (BTFP) $        425,207$          1,421,126$          400,000$          1,821,126 Total Secured/Committed  Unsecured/Uncommitted Borrowings: $                  ‐‐$            582,306$ ‐‐$            582,306Brokered Certificates of Deposit(2) ‐‐137,50258,326195,828Brokered Money Market Deposit(3) ‐‐89,96510,035100,000Insured Cash Sweep‐One Way Buy(4) ‐‐305,000‐‐305,000Fed Fund Lines $                   ‐‐1,114,77368,361$        1,183,134Total Unsecured/uncommitted borrowings Investment Securities available for pledge: ‐‐151,730‐‐151,730Treasuries, Agencies, MBS, CMO(5) ‐‐205,538‐‐205,538Municipals(6) ‐‐357,268‐‐357,268Total Investment Securities Available $       425,207$        2,893,167$          468,361$        3,361,528Total Lake City Bank Liquidity Preparedness 21 Liquidity Preparedness June 30, 2023 (1) The BOD has authorized borrowing capacity up to $800 million, and qualifying collateral is required for availability (2) Brokered deposit capacity is equal to 10% of total deposits plus purchased funds, per bank policy (3) Brokered money market capacity is equal to 3% of total assets, per bank policy (4) Insured cash sweep one way by capacity is approved under program by IntraFi Network (formerly Promontory) (5) Investment securities are eligible collateral at the Federal Reserve Bank – Discount Window, FHLB and BTFP (6) Municipal securities are eligible collateral at the FRB – Discount Window

Investment Securities Overview Excess Liquidity Deployed to Investment Security Portfolio • Excess liquidity of $1 billion deployed to investment  portfolio during 2020‐2022  • Investment portfolio longer duration offsets shorter  duration of loan portfolio for interest rate risk management • The investment portfolio balances the asset sensitive  commercial loan portfolio • Deployment to the investment portfolio provided an  earnings asset shift from balances earning 10 basis points at  the Federal Reserve to a tax equivalent yield of 2.69% • All taxable bonds are 100% backed by the full faith of the  U.S. Government • Municipal Securities are high quality bonds with strong  credit quality. 92% of the municipal bonds are rated AA/AAA 22

Investment Portfolio Analysis Investment Portfolio Declines as a Percentage of Total Assets in 2023 23 12/31/20226/30/2023 % of  Total Market  Value Weighted  Maturity % of  Total Market  Value Weighted  Maturity 9%114,3555.979%102,8076.27US Govt REMICS 29%377,9537.3431%359,2257.85US Govt Pools 10%126,9618.8210%122,0869.20US Agencies 0%3,0340.920%3,2330.60US Treasury Notes/Bills 43%563,22515.8740%474,71816.08AFS Municipals (Exempt) ‐‐‐‐‐‐AFS Municipals (Taxable) 9%111,02917.9210%114,26417.43HTM Municipals ‐‐‐‐‐‐CMCL CMO 100%$1,296,557 11.99100%$1,176,333 12.11Total  ($215,255)($201,992)Unrealized losses AFS ($17,213)($14,807)Unrealized losses HTM ($232,468)($216,799)Total market value losses   6.56.6Portfolio effective duration  20%18%Investment securities as a % of assets

24 Investment Security Portfolio Cashflows Cash Flows of $373 million Expected Through March 2027 20 ,4 07 ,9 53   18 ,0 27 ,8 69   15 ,1 43 ,6 54   16 ,9 32 ,7 49   16 ,2 39 ,4 57   15 ,8 14 ,6 30   17 ,3 96 ,2 68   15 ,6 77 ,4 56   16 ,1 95 ,2 72   15 ,4 63 ,7 88   17 ,3 84 ,8 37   15 ,7 65 ,2 78   22 ,4 00 ,0 06   14 ,1 66 ,8 20   15 ,7 71 ,0 01   10 ,6 86 ,7 06   7, 91 2, 40 3  8, 82 5, 85 3  7, 71 1, 23 7  8, 65 1, 43 6  7, 52 5, 14 6  8, 48 2, 86 6  7, 36 1, 28 2  8, 26 5, 31 8  7, 19 0, 89 2  8, 09 3, 05 5  7, 03 5, 10 8  7, 87 2, 62 9  6, 84 7, 82 1  7, 65 2, 95 9   ‐  5,000,000  10,000,000  15,000,000  20,000,000  25,000,000  30,000,000  35,000,000 Sep‐23 Dec‐23 Mar‐24 Jun‐24 Sep‐24 Dec‐24 Mar‐25 Jun‐25 Sep‐25 Dec‐25 Mar‐26 Jun‐26 Sep‐26 Dec‐26 Mar‐27 Principal Interest Investment Portfolio has  generated $153 million in cash  flow and proceeds from sales  through June 30, 2023 (000)

25 Investment Portfolio 89% of Investment Securities Portfolio is Designated Available‐for‐Sale M V  In ve st m en ts  a s  a  %  o f A ss et s Note: Ratio of total securities to total assets excludes PPP loans of $412 million in 2020, $26  million in 2021 and $2 million in 2022 from total assets 14%13% 12% 12% 12% 12% 14% 21% 20% 18% 0% 5% 10% 15% 20% 25% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 June 30, 2023 Market ValueBook YieldWeighted  Maturity $102,8072.11%6.27US Govt REMICS 359,2251.977.85US Govt Pools 122,0861.559.20US Agencies 3,2334.130.60US Treasury Notes/Bills 474,7182.9116.08AFS Municipals (TEY) 114,2642.7317.43HTM Municipals (TEY) $1,176,3332.38%12.11Total (Tax‐Equivalent Yield) US Govt Treas 0.3% US Govt Remics 8.7% US Govt Pools  30.5% AFS Municipals 40.4% HTM Municipals 9.7% US Govt  Agencies 10.4% Carrying Value Held‐to‐Maturity $    129,070 Available‐for‐Sale  $ 1,062,069

26 Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet ‐9.51% ‐5.89% ‐2.71% ‐1.29% ‐0.62% 0.49% 0.97% 1.94% 3.89% 5.89% ‐20.00% ‐15.00% ‐10.00% ‐5.00% 0.00% 5.00% 10.00% 15.00% NII ‐ Rates Dn 300 NII ‐ Rates Dn 200 NII ‐ Rates Dn 100 NII ‐ Rates Dn      50 NII ‐ Rates Dn      25 NII ‐ Rates Up      25 NII ‐ Rates Up      50 NII ‐ Rates Up 100 NII ‐ Rates Up 200 NII ‐ Rates Up 300 Graph presents 12 month projected net interest income simulation  results as of June 30, 2023 using parallel shocks

27 Evolution of Deposit and Loan Betas Fed Tightening in 2022‐2023 Has Been More Aggressive Than Past Cycles • NIM expanded 102 basis points from 4Q21 through 4Q22  due to asset sensitive balance sheet and lagged deposit  rate increases • Total cumulative deposit beta of 44% from March 2022 to  June 2023 is consistent with past FED tightening cycle  (2016‐2018) of 45%  • Deposit mix shift from DDA to interest bearing products  and competitive deposit pricing pressures in the market  have driven deposit betas to historical levels • Total cumulative loan beta of 51% has lagged past FED  tightening cycle (2016‐2018) of 61%

28 Interest Rate Sensitivity Asset Sensitivity Continues Fixed Rate $1,546,328 36% Prime $1,238,447 29% 30 day LIBOR $323,500 7% FHLB/Other $1,233,925 28% Commercial Loans $4.3 billion as of June 30, 2023 (000’s) • Cost of deposits and purchased  funds increased due to deposit mix  shift from DDA to interest bearing  products, increased competition,   and funding of loan growth • Fixed rate loans have shorter,  average original terms of  approximately 5 years • Approximately $553.2 million of  fixed rate commercial loans reprice  in the next twelve months • 89% of loan portfolio consists of  commercial loans and 64% of  commercial loans are tied to  variable interest rates

29 Shareholder Value Strategy 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

30 Commercial Banking Focus Experienced Relationship Driven Team • 40 credit “smart” commercial bankers • Average 23 years in banking & 13 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • We understand our clients’ needs • Deep organizational structure provides credit and  administrative support • We cross sell aggressively by leveraging technology

31 Credit Process Commercial Banking Focus • Our credit discipline has never changed • We have a centralized committee structure • We are in‐market lender to in‐market clients • Character matters – we lend to people first • We focus on management/cash flow • Structure is important and is disciplined • Orientation towards owner occupied and well structured  nonowner occupied real estate

32 Corporate Social Responsibility Over 150 Years of Focusing on Our Customers, Employees  and Our Communities • Supporting our communities since 1872 • Caring for and building a diverse and inclusive team • Delivering loan and deposit products to our communities • Developing strong cybersecurity controls to protect our  customers’ data • Supporting financial literacy in our footprint • Caring for the environment • Focusing on continued, positive corporate stewardship

33 Lake City Bank Culture High Quality Team Members • Our culture is our greatest  asset and we will preserve it • Lake City University drives our  culture • Diversity, Equity and Inclusion  are ongoing initiatives that  create a culture of belonging • Our community involvement is  real and critical to our strategy • Our culture has not been  diluted by acquisition

34 Mature1 Market Deposit Performance Organic Growth 2012 ‐ 2022 $2,509 $2,501 $2,373 $596 $509 $486 $328 $93 ‐$210 ‐$1,162‐$1,500 ‐$1,000 ‐$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Lake City Bank 1st Source JPM  Chase PN C Star First M erchants FSB of M iddlebury O ld N ational KeyBank Flagstar(2) Lake City Bank has grown  deposits by 102% over the  last ten‐year period. 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties 2Flagstar acquired Wells Fargo branches in 2018 Totals adjusted to include branches subsequently acquired by surviving banks.  Source: FDIC 6/30/22 Statistics

35 Organic Growth Indianapolis Market Opportunity Share of  MarketIndianapolis Market Banks 24%1. JPM Chase 14%2. PNC 10%3. Merchants Bank 8%4. Fifth Third 7%5. Huntington National 5%6. BMO Harris 5%7. Bank of America 5%8. First Internet Bank 4%9. National Bank of Indy 3%10. KeyBank 1%16. Lake City Bank 97% 3% Out of State In State Deposit Market Share Marion, Hamilton and Johnson Counties as of 6/30/22;  Source: FDIC 6/30/22 Statistics

36 A Strong Environment for Growth and Expansion • Indiana #1 manufacturing state in the country(1) • Manufacturing jobs decreased slightly by 0.4% from 540,500 to 538,300 from  May ‘22 to May ‘23(2) • Indiana unemployment at 3.1% as of May 2023(3) • Indiana ranked 14 in CNBC’s “America’s Top States for Business 2022”, ranking  Indiana higher than any of its neighboring states(4) • Indiana ranked as the #1 state to start a business by Forbes in November  2022(5)   • IEDC lists Elkhart‐Goshen area as 8th in the nation for semiconductor workforce  readiness(6) • Electric Vehicle battery plant planned in St. Joseph County (South Bend) will  add approximately 1,700 jobs in the area  • General Motors is making a $632 million investment in its Allen County (Fort  Wayne) facility to support the production of the next‐generation internal  combustion engine full‐size light‐duty trucks (1) https://www.statsamerica.org/sip/rank_list.aspx?rank_label=gsp2_b&item_in=12&ct=S18 (2) http://www.hoosierdata.in.gov/dpage.asp?id=52&view_number=1&menu_level=&panel_number=2 (3) https://fred.stlouisfed.org/graph/?graph_id=880632&rn=643 (4) https://www.cnbc.com/2022/07/13/top‐states‐for‐business‐indiana.html (5) https://www.forbes.com/advisor/business/best‐states‐to‐start‐a‐business (6) https://go.southbendelkhart.org/webmail/881312/460728598/e1d48e68200c45433960a3dd769f9ce92b992f 91dc8ee01171354070e212ba31

37 Commitment to Technology Innovation and Competitive Technology is a Focus • Fintech partnerships play a significant role in our technology stack  and enable delivery of innovative solutions to our customers • Investments in Lake City Bank Digital, a Q2 product implemented  in 2021 with ongoing functionality added since initial adoption • Technology partnership with FIS is strong – User Planning Council  and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive positioning • AI and data gathering and analysis is playing an increasingly  important role  • Branch of the future proof of concept implemented in 2021 and  used in three new offices

38 Channel Utilization over Three‐year Horizon Mobile Channel Engagement Continues to Accelerate Three  Year  Change % of Total Total  Transactions  2023(1) % of Total Total Transactions 2020(1) Channel Type (3)%15%2,076,36917%2,145,258Branch Transactions (8)%6%842,5407%919,162ATM/ITM (35)%23%3,178,89438%4,913,355Online Logins 56%54%7,241,31336%4,650,287Mobile Logins(2) (17)%2%214,4982%259,580Telephone Banking 5%100%13,553,614100%12,887,642Total (1) Measurement period includes twelve months of data ending June 30, 2020 and June 30, 2023 (2) Includes mobile phone, Apple watch and iPad app use

39 Customer Composition and Digital Adoption Digital Platform Upgrade in March of 2021 Positively Impacting Digital  Adoption Across All Generations Customer Composition and Digital Adoption Over Three Years 6/30/216/30/226/30/23 Customer Breakdown Generation 39%51%52%17%Gen Z            (1996 ‐ Current) 40%61%59%26%Millennial (1977 ‐ 1995) 30%51%50%19%Gen X                 (1965 ‐ 1976) 27%45%44%30%Baby Boomer   (1946 ‐ 1964) 14%32%30%8%Mature (1945 or before) 31%50%49%Digital Adoption

Financial Performance

41 Income Performance Metrics LKFN Performance Exceeds National Peers and Maintains Strong Capital Levels 1.69% 1.76% 1.55% 1.56% 1.62% 1.22% 16.51% 15.47% 13.51% 14.19% 17.40% 13.18% 16.64% 15.57% 13.59% 14.27% 17.52% 13.27% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% 0.70% 1.20% 1.70% 2.20% 2.70% 2018 2019 2020 2021 2022 YTD 2023 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity RO AA RO AE  a nd  R O AT E 1Source KBW Price     Performance Review March 31, 2023 ROAE and ROATE LTM Peer  Average  Data1 National Indiana ROAE             11.6%          12.1% ROATE           12.4%          13.8% ROAA LTM Peer Average  Data1 National Indiana ROAA      1.01%             1.06%

42 Net Income and EPS Core Operational Profitability Improves by 4% in 2023  $80,411 $87,047 $84,337 $95,733 $103,817 $49,315 $38,889 $51,104 $3.13 $3.38 $3.30 $3.74 $4.04 $1.92 $1.51 $1.99 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 YTD 2023 Adjusted (1) Net Income Diluted EPS 12023 Year to date net income adjusted  reflects Core Operational Profitability and  excludes the second quarter 2023 wire  fraud loss of $18.1 million, net of salary  and benefits adjustment and taxes for a  total net of tax impact of  $12.2 million or  $0.48 per diluted share  N et  In co m e EP S 2023 Net Income YOY decrease (21)% 2023 Diluted EPS YOY decrease (21)% 2023 Core Operational Profitability YOY increase 4% 2023 Core Operational Profitability per share YOY increase 4%

43 Pretax Pre‐Provision Earnings Core Pretax Pre‐Provision Earnings Improve by 10% $105,344 $110,620 $118,646 $118,521 $134,539 $59,855 $49,690 $65,898 2.21% 2.24% 2.19% 1.93% 2.09% 1.84% 1.56% 2.05% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 YTD 2023 (1) Pretax Pre‐Provision Earnings Pretax Pre‐Provision/Average Assets Pr et ax  P re ‐P ro vi sio n  Ea rn in gs Pr et ax  P re ‐P ro vi sio n  Ea rn in gs /A ve ra ge  A ss et s Note: Pretax Pre‐Provision Earnings is a Non‐GAAP financial measure. See “Reconciliation of Non‐ GAAP Financial Measures” in the Second Quarter 2023 Earnings Press Release and Form 8‐K. 2023 Pretax Pre‐Provision Earnings YOY Decrease (17)% 2023 Core Pretax Pre‐Provision Earnings YOY Increase 10%  12023 Year to date core pre‐provision  earnings excludes the second quarter  2023 wire fraud loss of $18.1 million, net  of salary and benefits adjustment, for a  total adjustment of $16.2 million

44 Average Loans Average YTD Loan Growth of $398 million or 9% Compared to Prior Year 94% 94% 95% 83% 77% 86% 50% 60% 70% 80% 90% 100% 110% 120% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 2018 2019 2020 (1) 2021 (1) 2022 (1) YTD 2023 Retail Commercial Average Loans to Average Deposits Lo an s Lo an s  to  D ep os it  Ra tio (1) Includes $377 million in Average PPP loans in 2020, $238 million in 2021, and $8 million in 2022 2023 YOY Increase  9% $3,843,912 $3,974,532 $4,424,472 $4,421,094 $4,427,166 $4,761,784

$1 ,6 55 $1 ,6 64 $1 ,6 96 $1 ,6 16 $1 ,6 69 $1 ,6 30 $1 ,5 93 $1 ,6 37 $1 ,4 73 $1 ,4 46 $1 ,4 99 $1 ,4 10 $1 ,4 94 $1 ,5 53 $1 ,6 90 $1 ,7 46 $1 ,8 05 $1 ,8 24 $1 ,9 66 $1 ,8 85 $1 ,8 88 $1 ,6 11 $1 ,8 06 $1 ,7 37 $1 ,7 97 $1 ,7 38 $1 ,7 85 $1 ,8 35 $1 ,7 85 $2 ,0 66 $2 ,1 09 $2 ,0 44 $2 ,1 90 $2 ,2 06 $2 ,2 43 $2 ,3 21 $2 ,3 53 $2 ,3 98 $2 ,5 17 $2 ,6 96 $2 ,7 96 $2 ,8 17 51% 48% 49% 47% 49% 48% 46% 48% 42% 41% 42% 39% 40% 41% 42% 43% 43% 42% 42% 40% 40% ‐$300 $200 $700 $1,200 $1,700 $2,200 $2,700 $3,200 $3,700 $4,200 $4,700 25% 35% 45% 55% 65% 75% 85% 95% Outstanding Available % Line Usage 45 Line of Credit Utilization Line Availability Increase Demonstrates Growth 3, 26 6 3, 47 0 3, 43 3 3, 41 3 3, 40 7 3, 41 6 3, 42 9 3, 42 3 3, 53 9 3, 55 4 3, 54 4 3, 60 0 3, 70 0 3, 79 5 4, 01 1 4, 20 3 4, 09 8 4, 34 2 4, 66 2 PPP Round 1 PPP Round 2 4, 68 1 4, 70 5

46 Line of Credit Utilization vs. Commercial DDA Commercial DDA Deposit Balances Normalize in 2023 $3 89 ,0 51 $4 67 ,4 58 $5 72 ,9 66 $6 60 ,3 60 $6 20 ,1 74 $6 13 ,4 45 $6 79 ,0 78 $7 40 ,5 76 $6 84 ,5 11 $6 89 ,4 50 $7 30 ,3 73 $7 75 ,9 47 $7 61 ,6 86 $7 72 ,9 95 $8 49 ,0 92 $8 14 ,4 30 $8 83 ,9 56 $1 ,2 16 ,4 14 $1 ,2 18 ,9 43 $1 ,2 73 ,8 86 $1 ,3 39 ,6 73 $1 ,4 62 ,9 35 $1 ,4 93 ,2 45 $1 ,5 71 ,9 64 $1 ,5 61 ,7 47 $1 ,4 77 ,3 56 $1 ,5 10 ,9 10 $1 ,4 35 ,7 46 $1 ,2 57 ,7 97 $1 ,1 66 ,5 41 50% 51% 50% 52%52%52% 51% 54% 52% 51% 48% 49% 47% 49% 48% 46% 48% 42% 41% 42% 39% 40% 41% 42% 43%43% 42%42% 40%40% $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 30% 35% 40% 45% 50% 55% 60% De c‐ 13 De c‐ 14 De c‐ 15 De c‐ 16 M ar ‐1 7 Ju n‐ 17 Se p‐ 17 De c‐ 17 M ar ‐1 8 Ju n‐ 18 Se p‐ 18 De c‐ 18 M ar ‐1 9 Ju n‐ 19 Se p‐ 19 De c‐ 19 M ar ‐2 0 Ju n‐ 20 Se p‐ 20 De c‐ 20 M ar ‐2 1 Ju n‐ 21 Se p‐ 21 De c‐ 21 M ar ‐2 2 Ju n‐ 22 Se p‐ 22 De c‐ 22 M ar ‐2 3 Ju n‐ 23 Commercial DDA Line of Credit Utilization Li ne  o f C re di t U til iza tio n Co m m er ci al  D DA PPP Round 1 PPP Round 2 (000’s)

47 Loan Portfolio Breakdown C&I Drives Lending Business Commercial & Industrial $1,469,887 30% Commercial RE ‐ Owner Occupied $806,072 17% Commercial RE ‐ Nonowner Occupied $724,799 15% Commercial RE ‐Multifamily $254,662 5% Commercial RE ‐ Construction $590,860 12% Agri‐business ‐ Agriculture $374,962 8% Other  Commercial $120,958 2% Residential  Mortgage $229,078 5% Home Equity $183,738 4% Installment ‐ Other  Consumer $110,708 2% $4.9 billion as of June 30, 2023 (000’s) Note: Loan breakdown is presented by Federal Reserve Bank (“FRB”)  Collateral Code as reported on the call report.

Multifamily Housing $500,055 10% Agriculture $429,038 9% Lessors of Nonresidential  Buildings $236,625 4% RV Industry $199,358 4% Senior Living $156,027 3% Automobile Dealers $121,108 3% Restaurants $95,611 2% Hotels $97,359 2% Nondepository Credit  Intermediation $102,499 2% Misc. Durable Goods  Merchant Wholesalers $105,890 2% 48 Top 10 Industry Concentrations Loan Portfolio is Diversified‐ Commercial Office Space Represents 1.4% of Loans Top 10 Industries Represent 42% or $2.0 billion of Total Loans Note: Industry data is obtained from loan classifications pursuant to  the North American Industry Classification System (“NAICS”)

49 Average Deposits Pandemic’s Deposit Surge Abates in 2023 $4,093,894 $4,242,524 $4,650,597 $5,357,284 $5,717,358 $5,519,545 97% 98% 98% 99% 100% 96% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2018 2019 2020 2021 2022 YTD 2023 Average Deposits % of Funding De po sit s De po sit s  as  a  P er ce nt  o f T ot al  F un di ng (000’s) 2023 YOY Decrease (5)%

50 Deposit Breakdown Deposit Costs Rise in Response to Rising Competition and Interest Rate Environment Total Retail $1,821,607 34% Total Public  Fund $1,450,527 27% Total  Commercial $2,082,564 38% Brokered  Deposits $68,361 1% June 30, 2023 Total Deposits ‐ $5.5 billion (000’s) 1.19%0.98% 0.63%0.48%0.50%0.54% 0.72% 1.10% 1.35% 0.63% 0.28% 0.63% 2.14% 0.00% 1.00% 2.00% 3.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD 2023 Cost of Deposits 20232019Deposit Composition at end of period 27%24%Non‐interest Bearing Demand Deposits 58%47%Interest Bearing Demand, Savings & MMA 11%22%Time Deposits > or = to $100,000 4%7%Time Deposits < $100,000 $5.5$4.1Total Deposits (billions)

$0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 M ar ‐1 7 Ju n‐ 17 Se p‐ 17 De c‐ 17 M ar ‐1 8 Ju n‐ 18 Se p‐ 18 De c‐ 18 M ar ‐1 9 Ju n‐ 19 Se p‐ 19 De c‐ 19 M ar ‐2 0 Ju n‐ 20 Se p‐ 20 De c‐ 20 M ar ‐2 1 Ju n‐ 21 Se p‐ 21 De c‐ 21 M ar ‐2 2 Ju n‐ 22 Se p‐ 22 De c‐ 22 M ar ‐2 3 Ju n‐ 23 Checking and MMA CDs 51 Public Fund Deposit Trends Majority of Public Funds are Core Checking Account Deposits $1 ,2 35 ,6 87 $1 ,2 25 ,9 91 $1 ,1 49 ,7 65 $1 ,2 35 1, 11 9 $1 ,2 91 ,1 70 $1 ,2 25 ,1 27 $1 ,2 50 ,5 76 $1 ,2 15 ,5 33 $1 ,2 11 ,1 48 $1 ,2 53 ,7 04 $1 ,2 81 ,4 51 $1 ,1 27 ,1 11 $1 ,1 32 ,4 38 $1 ,1 03 ,0 14 $1 ,2 12 ,1 31 $1 ,1 62 ,4 57 $1 ,2 04 ,1 53 $1 ,2 75 ,3 88 $1 ,2 89 ,6 03 $1 ,2 84 ,6 41 $1 ,4 81 ,1 00 $1 ,4 58 ,1 79 $1 ,3 40 ,5 66 $1 ,3 56 ,8 51 $1 ,4 29 ,8 73 $1 ,4 50 ,5 27

52 Net Interest Income Growth in Net Interest Income Impacted by Higher Rates and Growth in Loans $151,271 $155,047 $163,008 $178,088 $202,887 $93,558 $100,0433.43% 3.38% 3.19% 3.07% 3.40% 3.09% 3.41% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 Net Interest Income Net Interest Margin, fully tax equivalent (000’s) N et  In te re st  In co m e N et  In te re st  M ar gi n,  fu lly  ta x  eq ui va le nt 2023 YOY Increase 7%

53 Asset Quality Watchlist Loans as a Percentage of Total Loans Remain at Historic Lows 1. 52% 2. 15% 2. 75% 1. 37% 0. 94% 0. 50% 0. 42% 0. 19% 0. 25% 0. 19% 0. 46% 0. 26% 0. 35% 0. 36% 0. 37% 1. 22% 1. 82% 2. 20% 1. 75% 1. 31% 0. 41% 0. 35% 0. 16% 0. 20% 0. 16% 0. 38% 0. 21% 0. 23% 0. 27% 0. 28% 8.86% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28% 4.50% 4.77% 4.43% 6.75% 5.50% 3.42% 3.83% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD 2023 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Watch List Loans to Total Loans excluding PPP N on pe rf or m in g  As se ts  to  T ot al  A ss et s W at ch  L ist  L oa ns  to  T ot al  L oa ns  e xc lu di ng  P PP

54 Asset Quality Allowance for Credit Losses Represents Strong Coverage 0. 42% 0. 54% 0. 25% 0. 20% 0. 11% 0. 10% 0. 09% 0. 03% ‐0 .0 1% 0. 13% 0. 03% 0. 09% 0. 09% 0. 10% 0. 24% 1.59% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.59% 1.54% 1.48% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% ‐0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD 2023 AC L  to  T ot al  L oa ns , e xc lu di ng  P PP N et  C ha rg eo ffs  to  A ve ra ge  L oa ns Net Chargeoffs/Average Loans Allowance for Credit Losses to Total Loans, excluding PPP Note: Current Expected Credit Loss (“CECL”) Standard adopted effective  1/1/21

55 Noninterest Income Noninterest Income as a Percentage of Total Revenue Stable at 18% $40,302 $44,997 $46,843 $44,720 $41,862 $21,179 $21,815 21% 22% 22% 20% 17% 18% 18% 0% 10% 20% 30% 40% 50% 60% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 N on ‐In te re st  In co m e  as  %  o f T ot al  R ev en ue N on ‐In te re st  In co m e Non‐Interest Income % of Total Revenue 2023 YOY Increase 3%  (000’s)

56 2023 YOY Increase 6% Total Revenue Revenue Growth Benefited by Core Loan Growth and Rising Interest Rates $191,573 $200,044 $209,851 $222,808 $244,749 $114,737 $121,858 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 (000’s)

57 Non‐Interest Expense $86,229 $89,424 $91,205 $104,287 $110,210 $54,882 $72,168 $55,960 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 YTD 2023 Adj. (1) (000’s) 2023 YOY Increase                                                      31% 2023 Core Noninterest Expense YOY  Increase       2%  12023 Year to date noninterest expense adjusted reflects Core  Noninterest Expense and excludes the second quarter 2023  wire fraud loss loss of $18.1 million net of $1.9 million salary  and benefits adjustment, or $16.2 million, net.

58 Efficiency Ratio Adjusted Core Efficiency Ratio of 46% Excludes Impact of Wire Fraud Loss 51% 52% 50% 50% 48% 46% 45% 45% 43% 47% 45% 59% 46% 0% 10% 20% 30% 40% 50% 60% 70% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD 2023 Efficiency Ratio Adjusted Core Efficiency Ratio Constant investment in technology and facilities 12023 Year to date adjusted core efficiency ratio  excludes the second quarter 2023 wire fraud loss  loss, net, of salary and benefits adjustment for a  total of $16.2 million

59 Stable Healthy Dividend Growth in Dividend Reflects Strength of Capital $1.00 $1.16 $1.20 $1.36 $1.60 $0.80 $0.92 2.25% 2.40% 2.24% 1.70% 2.19% 2.41% 3.79% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 $1.50 $1.70 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 Dividend Per Share ‐ split adjusted Dividend Yield 2023 YOY Increase 15% Di vi de nd  p er  S ha re Di vi de nd  Y ie ld

60 LKFN Shareholder Value Total Return Performance from 12/31/00 to 6/30/23 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 LKFN S&P 500 S&P US BMI Banks Index S&P 500 Financials 3,500.00 3,000.00 2,500.00 2,000.00 1,500.00 1,000.00 500.00 0.00 (500.00) 1,968.69% 420.29% 106.59% 129.34%

61 Investment Highlights • Proven History of Organic Growth •Disciplined and Focused Strategy • Strong Internal Culture • Consistent Execution • Service Excellence Drives Shareholder Value

Supplemental Information

63 Commercial Loans by County Commercial Customers in 46 Indiana Counties and 22 Other States (1) All other counties individually represent less than 2% of total June 30, 2023 (000’s) Allen 18% Elkhart 15%St. Joseph 9% Kosciusko 10% Hamilton 8% Marion 13% Marshall 4% Other IN  Counties (1) 17% Outside IN 6% Commercial Loans  Outstanding as of  6/30/2023 $4.3 billion

64 Larger Market Organic Expansion Organic Growth # of Branches LCB Deposit Market Share** LCB  EntryPopulation*Primary CityCounty State  Rank 1260%187280,826WarsawKosciusko 21. 1123%1990206,890ElkhartElkhart6. 49%1997272,234South BendSt. Joseph5. 513%1999391,449Fort WayneAllen3. 71%20111,500,169IndianapolisHamilton, Johnson, Marion1. * Source: STATS Indiana ** Source: FDIC 6/30/22 Statistics

65 Mature Market Strength and Growth  Organic Growth 2022 # of  Offices 20122022 (millions)1 IncreaseShareDepositsShareDeposits 5398.08%14.77%$2,55018.67%$5,0511. 1st Source 52101.62%14.30%$2,46918.40%$4,9782. Lake City Bank 20155.81%8.82%$1,52314.40%$3,8963. JPM Chase 1747.72%7.24%$1,2496.82%$1,8454. PNC 1075.70%3.72%$6424.17%$1,1285. First Merchants 23(54.27)%12.40%$2,1413.62%$9796. Flagstar/Wells Fargo(2) 10115.91%2.55%$4403.51%$9507. Star 913.74%3.97%$6842.87%$7788. Old National 14(22.78)%5.34%$9222.63%$7129. KeyBank 6105.47%1.80%$3112.36%$63910. FSB of Middlebury 56.73%$17,264$27,058Market Total 1Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties 2Flagstar purchased Wells Fargo Indiana branches in 2018 Adjusted to include branches subsequently acquired by surviving banks. Data based on June 30th regulatory  reporting for each year presented.